UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): February 24, 2026

ADT Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Yamato Road Boca Raton, Florida 33431
(Address of principal executive offices)
(561) 988-3600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
Acquisition of Origin AI

On February 24, 2026, ADT Inc. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing that it had acquired Origin Wireless, Inc. (d/b/a “Origin AI”), a privately held company that specializes in AI-enabled Wi-Fi sensing technology (the “Transaction”). The purchase price for the Transaction was $170 million in cash, subject to customary purchase price adjustments.

Verisure Commercial Agreement

On February 24, 2026, the Company also issued a press release, a copy of which is attached as Exhibit 99.2 hereto, announcing a long-term commercial agreement (the “Agreement”) by and among the Company’s subsidiary, The ADT Security Corporation, Origin AI, and Verisure Sàrl (“Verisure”) under which Verisure will continue to license Origin AI’s proprietary AI sensing technology following the Transaction. The Agreement is valued at a minimum of $30 million over five years for development services, in addition to a per-household activation fee in line with Verisure’s existing agreement with Origin AI.

The information furnished in this Form 8-K pursuant to Item 7.01, and including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or
otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated February 24, 2026 announcing the Transaction by and between the Company and Origin AI.
99.2	Press Release, dated February 24, 2026 announcing the Agreement by and among The ADT Security Corporation, Origin AI, and Verisure.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 24, 2026	ADT Inc.

		By:	/s/ Jeffrey Likosar
Jeffrey Likosar
President, Corporate Development and Transformation, and Chief Financial Officer